UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): August 16, 2007

DARDEN RESTAURANTS, INC.

Florida	1-13666	59-3305930
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5900 Lake Ellenor Drive, Orlando, Florida 32809 (Address of principal executive offices) (Zip Code)

(407) 245-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ý Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On August 16, 2007, Darden Restaurants, Inc. (the “Company”) and its newly formed, wholly owned subsidiary, Surf & Turf Merger Corp. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RARE Hospitality International, Inc. (“RARE”), pursuant to which Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of RARE at a price per share equal to $38.15 (such amount, the “Offer Price”). Following the consummation of the Offer, Merger Sub will merge with and into RARE (the “Merger”), and all common shares not acquired in the Offer will be converted into the right to receive the Offer Price (other than (i) shares held by holders who comply with the relevant provisions of the Georgia Business Corporation Code regarding the rights of shareholders to dissent from the Merger and require appraisal of their shares, (ii) shares held in the treasury of RARE or owned by the Company, Merger Sub or any other wholly owned subsidiary of the Company or RARE, or (iii) restricted shares that are converted into restricted shares of the Company). The Merger Agreement includes customary representations, warranties and covenants by the parties.

     The Company agreed that Merger Sub will commence the Offer on August 31, 2007, and the Offer will remain open for at least 20 business days. The obligation to accept for payment and pay for shares of RARE common stock tendered in the Offer is subject to customary conditions, including, among other things: (1) the tender of a majority of the total number of outstanding shares of common stock of RARE, on a fully diluted basis, (2) the absence of injunctions prohibiting the Offer or the Merger, (3) the expiration or termination of any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (4) accuracy of representations of RARE, (5) compliance with covenants of RARE and (6) the absence of a material adverse effect on RARE.

     In the Merger Agreement, RARE granted to the Company and Merger Sub an irrevocable option (the “Merger Option”) to purchase, at a per share price equal to the Offer Price, shares of RARE common stock equal to the number of shares of RARE common stock that, when added to the number of shares of RARE common stock owned by the Company and Merger Sub immediately following consummation of the Offer, equals one share more than 90% of the shares of RARE common stock then outstanding on a fully diluted basis. Pursuant to the Merger Option, RARE shall only be required to issue up to that number of shares that would not require a vote of RARE’s shareholders to authorize additional shares of capital stock under the RARE’s Articles of Incorporation.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.01 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or RARE. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by RARE to the Company and Merger Sub in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Merger Sub, on the one hand, and RARE, on the other hand, rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Merger Sub or RARE.

     The Company and RARE issued a joint press release on August 16, 2007 announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.01 to this report and is incorporated in this report by reference.

Important Information

     This filing is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of RARE common stock described in this filing has not commenced. At the time the expected tender offer is commenced, the Company or a wholly owned subsidiary of the Company will file a tender offer statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”), and RARE will file a solicitation/recommendation statement with respect to the tender offer. Investors and RARE stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and other offer documents) and the related solicitation/recommendation statement because they will contain important information. When available, the offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to all stockholders of RARE at no expense to them. These documents will also be available at no charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

     This filing contains forward-looking statements as defined by the federal securities laws which are based on the Company’s current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Offer and the Merger. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.01	Agreement and Plan of Merger, dated as of August 16, 2007, among Darden
Restaurants, Inc., Surf & Turf Merger Corp. and RARE Hospitality International,
Inc.*

99.01	Joint press release, dated August 16, 2007, issued by Darden Restaurants, Inc. and
RARE Hospitality International, Inc. regarding execution of the Agreement and Plan of Merger (incorporated by reference from the Company’s Form 8-K filed on
August 16, 2007)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.
(Registrant)

Date: August 17, 2007	By:	/s/ Paula J. Shives

	Name:	Paula J. Shives
	Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

2.01	Agreement and Plan of Merger, dated as of August 16, 2007, among Darden Restaurants,
Inc., Surf & Turf Merger Corp. and RARE Hospitality International, Inc.*

99.01	Joint press release, dated August 16, 2007, issued by Darden Restaurants, Inc. and RARE
Hospitality International, Inc. regarding execution of the Agreement and Plan of Merger
(incorporated by reference from the Company’s Form 8-K filed on August 16, 2007)

______________

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.